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                                                                   EXHIBIT 10.24


                REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE

          REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE, dated as of March 10, 2000, (this "Reaffirmation") of the Amended and Restated Guarantee, dated as of
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March 18, 1999 (the "Guarantee"), made by Raytheon Company, a Delaware
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corporation ("Raytheon", together with its successors and assigns permitted
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therein, the "Guarantor"), in favor of the Purchasers referred to therein and
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Bank of America National Trust Association, as managing facility agent (in such capacity, the "Managing Facility Agent") for such Purchasers.
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          WHEREAS, pursuant to the Amended and Restated Purchase and Sale
Agreement, dated as of March 18, 1999 (as hereto amended, modified or otherwise supplemented) (the "Purchase Agreement"), among Raytheon Aircraft Receivables
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Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit
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Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial
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institutions and special purpose corporations from time to time parties thereto
(the "Purchasers"), Bank of America National Trust and Savings Association, as
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Managing Facility Agent (in such capacity, the "Managing Facility Agent") and
                                                -----------------------
Documentation Agent for the Purchasers, Bank of America National Trust and Savings Association and The Chase Manhattan Bank, as Co-Administrative Agents
for the Purchasers (each in such capacity, a "Co-Administrative Agent"), The
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Chase Manhattan Bank, as Syndication Agent (in such capacity, the "Syndication
                                                                   -----------
Agent"), Citibank, N.A. and Credit Suisse First Boston, as Co-Syndication Agents
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(each in such capacity, a "Co-Syndication Agent"), and each Administrative Agent
                           --------------------
referred to therein, Raytheon entered into the Guarantee;

          WHEREAS, the Purchase Agreement is being amended and restated by the Second Amended and Restated Purchase and Sale Agreement (the "Amended Purchase
                                                              ----------------
Agreement"), dated as of March 10, 2000, among Raytheon Aircraft Receivables
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Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit
                                        ------
Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial
              ---------------
institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., formerly known as Bank of America
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National Trust and Savings Association, as Managing Facility Agent for the
Purchasers (in such capacity, the "Managing Facility Agent"), The Chase
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Manhattan Bank and Bank of America, N.A., as Co-Administrative Agents for the
Purchasers (in such capacity, a "Co-Administrative Agent"), The Chase Manhattan
                                 -----------------------
Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), Citibank, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (in such capacity, a "Co-Syndication Agent") and each Administrative Agent referred
             --------------------
therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Amended Purchase Agreement that Raytheon shall have executed and delivered this Reaffirmation to the Managing Facility Agent;

          WHEREAS, Raytheon desires to consent to the amendments to the Purchase Agreement and to reaffirm its obligations under the Guarantee;

          NOW THEREFORE, in consideration of the foregoing and to induce the Managing Facility Agent, the Co-Agents, the Agents and the Purchasers to enter into the Second Amended and Restated Purchase and Sale Agreement and to induce the Purchasers to make their respective purchasers from the Seller under the Second Amended and Restated Purchase and Sale Agreement, Raytheon hereby agrees as follows:
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          1. Defined Terms.  Capitalized terms used herein but not defined shall
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have the meanings given to such terms in the Guarantee.

          2. Consent and Reaffirmation.  Raytheon hereby consents to the
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amendments to the Purchase Agreement and to the execution of the Amended
Purchase Agreement by Raytheon Credit and the Seller and hereby reaffirms it obligations under the Guarantee.


                                 (End of Page)
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                                                                               3

          IN WITNESS WHEREOF, Raytheon has caused this Reaffirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.



                                        RAYTHEON COMPANY


                                        By:____________________________
                                           Name:
                                           Title:



Acknowledged By:

BANK OF AMERICA, N.A.,
  as Managing Facility Agent


By:____________________________
   Name:
   Title: